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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                           Date of Report May 6, 1997


                               MHM SERVICES, INC.
             (Exact name of registrant as specified in its charter)



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
 DELAWARE                                   1-2238                     52-1223048
 (State or other jurisdiction of   (Commission File Number)        (I.R.S. Employer
 incorporation or organization)                                    Identification No.)


 8000 TOWERS CRESCENT DRIVE, SUITE 810, VIENNA, VA                        22182
 (Address of principal executive offices)                               (Zip Code)
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 Registrant's telephone number, including area code: (703) 749-4600
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Item 4.          Changes in Registrant's Certifying Accountant


On May 1, 1997, Registrant discharged Deloitte & Touche LLP as the Company's independent accountant to audit Registrant's consolidated financial statements. KPMG Peat Marwick LLP has been engaged as its new independent accountant to audit Registrant's consolidated financial statements for the fiscal year ending September 30, 1997.

The independent accountant's report dated December 30, 1996 on the consolidated financial statements for the fiscal years ended September 30, 1996 and 1995 contained no qualification or modification as to audit scope or accounting principles, nor any disclaimer of opinion; however, for each of the fiscal years ended September 30, 1996 and 1995, it included an explanatory paragraph relating to the Company's ability to continue as a going concern. The decision to change accountants was recommended by management and approved by the Board of Directors.

During the fiscal years ended September 30, 1996 and 1995, and for interim periods of fiscal 1997, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

There were no "reportable events" as that term is described in item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended September 30, 1996 and 1995 and subsequent interim periods during fiscal 1997, Registrant has not consulted KPMG Peat Marwick LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's consolidated financial statements.

Registrant has provided Deloitte & Touche LLP with a copy of this Form 8-K and has requested that it furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. A copy of the letter dated May 6, 1997 is filed as Exhibit 1 to this Form 8-K.

Item 7.          Financial Statements and Exhibits

(a)      Exhibits

         (1) Letter from Deloitte & Touche LLP pursuant to Item 304(a)(3) of Regulation S-K
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 6, 1997                         MHM SERVICES, INC.
                                           (Registrant)



                                           Carolyn Zimmerman
                                           Vice President - Finance,
                                           Chief Financial Office and Treasurer
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                                 EXHIBIT INDEX


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
Exhibit No.          Exhibit
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
    1                Letter from Deloitte & Touche LLP pursuant to Item
                     304(c)(3) of Regulation S-K
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